UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2011

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26068	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Newport Center Drive, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:       (949) 480-8300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

Acacia Research Corporation ( the “Company”) held its 2011 annual meeting of stockholders (the “Annual Meeting”) on Tuesday, May 17, 2011, at its headquarters located at 500 Newport Center Drive, 7th Floor, Newport Beach, California.  At the Annual Meeting, the Company’s stockholders: (a) elected William S. Anderson and Edward W. Frykman to serve on the Company’s Board of Directors as Class II directors for a term of three years expiring upon the Company’s 2014 annual meeting of stockholders or until their respective successors are duly elected and qualified; (b) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (c) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the 2010 fiscal year; and (d) recommended, on a non-binding, advisory basis, a frequency of every year for future stockholder advisory votes on the compensation of the Company’s named executive officers.

As of March 23, 2011, the record date for the Annual Meeting, the Company had 36,989,368  shares of its common stock outstanding and entitled to vote.  At the Annual Meeting, 32,291,011 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote.  The following sets forth detailed information regarding the voting results at the Annual Meeting:

Proposal 1:  Election of two Class II directors to serve on the Company’s Board of Directors for a term of three years expiring upon the Company’s 2014 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Class I Director Nominee	Votes For	Votes Withheld	Broker Non-votes

William S. Anderson	25,985,756	354,460	5,950,795

Edward W. Frykman	25,789,848	550,368	5,950,795

Proposal 2:  Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

29,894,643	2,373,650	22,718	0

Proposal 3:  Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers for the 2010 fiscal year.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

25,753,105	422,982	164,129	5,950,795

Proposal 4:  Recommendation, on a non-binding, advisory basis, on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.

Every Year	Every Two Years	Every Three Years	Votes Abstaining	Broker Non-Votes

20,601,932	45,650	5,485,764	206,870	5,950,795

Based upon the results set forth above for Proposal 4, the Board of Directors of the Company has determined that future stockholder advisory votes on the compensation of the Company’s named executive officers will occur every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: May 19, 2011	By:	/s/ Paul R. Ryan
Paul R. Ryan
Chairman and Chief Executive Officer